               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Frederick O. Robertshaw, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Frederick O. Robertshaw
                                        ----------------------------------------
                                        Frederick O. Robertshaw

Date:  March 15, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Fergus Reid, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Fergus Reid
                                        ----------------------------------------
                                        Fergus Reid

Date:  March 20, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Samuel T. Reeves, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Samuel T. Reeves
                                        ----------------------------------------
                                        Samuel T. Reeves

Date:  March 17, 2000

              MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUNDS, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Andrew McNally, IV, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Andrew McNally, IV
                                        ----------------------------------------
                                        Andrew McNally, IV

Date:  March 20, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         John Levin, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ John Levin
                                        ----------------------------------------
                                        John Levin

Date:  March 27, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Gerard E. Jones, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Gerard E. Jones
                                        ----------------------------------------
                                        Gerard E. Jones

Date:  March 17, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
               MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         John D. Barrett, II, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ John D. Barrett, II
                                        ----------------------------------------
                                        John D. Barrett, II

Date:  March 20, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Barton M. Biggs, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Chairman and a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Barton M. Biggs
                                        ----------------------------------------
                                        Barton M. Biggs

Date:  March 27, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         William Morton, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ William Morton
                                        ----------------------------------------
                                        William Morton

Date:  March 29, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Graham Jones, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Director of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Graham Jones
                                        ----------------------------------------
                                        Graham Jones

Date:  March 24, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

         Belinda A. Brady, whose signature appears below, does hereby constitute and appoint Harold J. Schaaff, Jr., Stefanie V. Chang Yu and Mary E. Mullin her true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as Treasurer of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/Belinda A. Brady
                                        ----------------------------------------
                                        Belinda A. Brady

Date:  March 27, 2000

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.
                MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
             MORGAN STANLEY DEAN WITTER STRATEGIC ADVISER FUND, INC.
                                  (the "Funds")

                                POWER OF ATTORNEY

     Harold J. Schaaff, Jr., whose signature appears below, does hereby constitute and appoint Stefanie V. Chang Yu and Mary E. Mullin his true and lawful attorneys and agents, each with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents may deem necessary or advisable or which may be required to enable each of the above Funds to comply with the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with each Fund's Registration Statement on Form N-1A pursuant to the 1933 Act and the 1940 Act, together with any and all amendments thereto, including within the foregoing, the power and authority to sign in the name and on behalf of the undersigned as President of each Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agents shall do or cause to be done by virtue hereof.


                                        /s/ Harold J. Schaaff, Jr.
                                        ----------------------------------------
                                        Harold J. Schaaff, Jr.

Date:  April 4, 2000